SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2007

Davi Skin, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-14297	86-0907471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4223 Glencoe Avenue, Suite B130 Marina Rey, California	90292
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-827-0800

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant’s Business and Operations

Item 1.01 Entry Into Material Definitive Agreement

On June 21, 2007, Davi Skin, Inc. (the “Company”) entered into a Stipulation of Settlement (the “Settlement Agreement”) to settle a shareholder action lawsuit captioned Rowe D. Nelson, et al. vs. Davi Skin, Inc., et al., (Case No. SC091146) that was filed against the Company and certain individual defendants in the Los Angeles Superior Court (the “Court”) on September 20, 2006. The lawsuit is described in Note 13 to the financial statements included in the Company’s Form 10-KSB for the year ended December 31, 2006. A copy of the Form of Settlement Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1.

The Settlement Agreement is contingent upon the satisfaction of various conditions, including, without limitation, final approval by the Court after notice to the parties and a hearing. There can be no assurance that the Settlement Agreement will be approved by the Court.

Under the terms of the Settlement Agreement, in return for a release, with prejudice, of all claims against the Company and the individual defendants, the defendants agree to continue efforts to develop and expand the Company’s product line, market and sell the Company’s products through prestigious relating sources, and establish the Company as a recognized emerging entity in the field of quality cosmetics. The defendants further agree to expand and enhance its corporate governance, including engaging a new Chief Financial Officer, the selection of at least one new independent director, and conducting a meeting of the shareholders. The defendants further agree to not oppose a request by plaintiffs for reimbursement of up to $250,000 in legal fees in connection with prosecuting the lawsuit.

In an order dated July 17, 2007 (the “Order”), the Court preliminarily approved the settlement of the lawsuit as set forth in the Settlement Agreement and approved the Notice of Proposed Settlement of Derivative Action (the “Notice”). Under the Order, the Court ordered defendants in the lawsuit, including the Company, to distribute the Notice commencing July 24, 207 to all shareholders of the Company as of June 21, 2007. The full Notice, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, provides details regarding the hearing, the lawsuit, the settlement and the right of shareholders to object to the settlement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1
Form of Stipulation of Settlement, dated June 21, 2007, in Rowe D. Nelson, et al. vs. Davi Skin, Inc., et al., Case No. SC091146 (Superior Court of the State of California for the County of Los Angeles West District)

99.1	Notice of Proposed Settlement of Derivative Action, dated July 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Davi Skin, Inc.

/s/ Munjit Johal
Munjit Johal
Chief Financial Officer

Date: July 19, 2007